Acquisition of 39PU (Details) - Schedule of reconciliation of the fair value of major classes of assets acquired and liabilities	Oct. 02, 2019 USD ($)
Carrying amounts of major classes of acquired assets
Cash	$ 29,728
Short-term investments	1,447,775
Inventories	1,352,379
Property and equipment, net	716,811
Other assets	243,645
Total assets	3,790,338
Less: total liabilities	(280,870)
Net tangible assets	$ 3,509,468